[logo] M F S(R)
INVESTMENT MANAGEMENT

MFS(R) MULTIMARKET
INCOME TRUST
SEMIANNUAL REPORT o APRIL 30,2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  4
Performance Summary .......................................................  8
Portfolio of Investments .................................................. 10
Financial Statements ...................................................... 21
Notes to Financial Statements ............................................. 25
Trustees and Officers ..................................................... 33

MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, and MFS(R) Heritage Trust Company(SM).

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
     Jeffrey L. Shames

Dear Shareholders,
When we talk to you about the information you want from MFS(R), you tell us you're looking for answers to three basic questions:

  1. How is my money being managed, over both the short and the long term?

  2. What's going on in the market, and how will that affect me?

  3. How can I get more out of my relationship with my investment professional?

Traditionally, we've attempted to answer these and other questions through a range of printed materials sent through the mail, including statements and annual and semiannual reports. As the Internet has reached an ever-larger percentage of households, however, we and most other investment management firms have come to believe that the Web can be an additional -- and potentially more effective -- way to communicate with investors.

The Internet holds the promise of near-instantaneous delivery, communication when you want it rather than when we mail it, easy access to the specific information you want, and an experience customized to each investor. With the relaunch of our Web site, WWW.MFS.COM, earlier this year, we believe we've moved a giant step closer to delivering the Internet's promise and created a site that we're committed to improving every day. Our site now makes it easy for you to find answers to your three basic questions.

HOW IS MY MONEY BEING MANAGED?
One of the most exciting features of our site is MFS(R) Interactive(SM): One click to an expert(SM) -- a series of video interviews with MFS portfolio managers and executives. Located in the "Investor Education" section of the site, MFS Interactive uses video streamed over the Web to allow you to see and hear from the people who are managing your money, to give you greater insight into our investment approach and our response to market conditions. MFS Interactive includes "Meet the Manager" interviews that cover the background and investment style of a particular portfolio manager, as well as other Webcasts that cover a specific fund or investment topic.

WHAT'S GOING ON IN THE MARKET, AND HOW WILL THAT AFFECT ME?
In our view, the tougher the market, the more you need to hear from the people who are managing your money -- and the past year or so has certainly been one of the toughest markets in recent memory. We think the immediacy of the Web provides an ideal way to communicate with you frequently and to offer our views on the current volatility and uncertainty in the market. On your "My MFS" homepage, in many MFS Interactive interviews, and in the "News & Commentary" section of the site, you'll find our views on the current situation and our market outlook. Our goal is to help you understand what's going on and help you make decisions based on facts and market history, rather than on the emotion of the moment.

HOW CAN I GET MORE OUT OF MY RELATIONSHIP WITH MY INVESTMENT PROFESSIONAL? Perhaps your best resource in a tough market is your own investment professional. This is the person who may have the best understanding of your financial goals and your unique financial situation. In our view, the Web is incredible at delivering information, but it cannot take the place of an investment professional working with you to incorporate that information into a long-range financial plan -- a plan that may help you weather market volatility and help you work toward reaching your own financial goals.

To a large degree, the MFS Web site is about preparing you to have a deeper dialogue with your investment professional. We believe that if we can help you "do your homework," you'll be able to spend less time with your investment professional simply getting information and more time creating a financial plan and making investment decisions.

On a final note, we want to assure you that our commitment to the Internet does not signal a lessening of our commitment to other forms of communication. If you're not yet connected to the Web, rest assured that we will continue to strive to deliver outstanding communications in print and on the phone, as well as electronically. We hope, however, that as we continue to improve our site, we will give you more and more incentive to take advantage of the opportunities that the Web offers investors.

For some time, I've ended my letters to you by saying that we appreciate your confidence in MFS and welcome any questions or comments you may have. With the relaunched WWW.MFS.COM, there is now an easy way for you to e-mail us those questions or comments and receive a reply. Simply click on "Contact Us" at the top of our homepage. We look forward to hearing from you.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     May 15, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

[Photo of James T. Swanson]
    James T. Swanson

Dear Shareholders,
For the six months ended April 30, 2001, the trust provided a total return of 10.84% based on its beginning and ending stock market prices and assuming the reinvestment of any dividends and capital gains distributions paid during the period. The trust's total return based on its net asset value (NAV) was 3.32%. The trust's results compare to returns over the same period for the trust's benchmarks: 1.26% for the J.P. Morgan Non-Dollar Government Bond Index (the Morgan Index), 5.52% for the Lehman Brothers Government Bond Index, and 2.82% for the Lehman Brothers High Yield Bond Index. The Morgan Index is an unmanaged aggregate of actively traded government bonds issued by 12 countries (excluding the United States) with remaining maturities of at least one year. The Lehman Brothers Government Bond Index is unmanaged and is comprised of all publicly issued debt obligations of the U.S. Treasury, U.S. government agencies, quasi-federal corporations, and corporate debt guaranteed by the U.S. government. The Lehman Brothers High Yield Bond Index includes all fixed-income securities having a maximum quality rating from Moody's Investors Service of "Ba1," a minimum amount outstanding of $150 million, and at least one year to maturity. Defaulted bonds are excluded from the index.

In our last report six months ago, we identified the beaten-down corporate high-yield sector as an area of opportunity and anticipated increasing our high-yield allocation. (High-yield bonds are issues rated "BBB" and below by the major credit-rating agencies.) At that time, we felt high-yield bonds had underperformed because the market had anticipated a slowing economy, which would make it harder for companies issuing lower-quality bonds to repay their debt.

The high-yield sector turned out to be one of the best-performing areas of the market over this period. We believe the sector rallied because the bond market began to look through the economic downturn and anticipate a recovery. Historically, markets have tended to anticipate economic events by roughly six to nine months, and that is what we think happened.

Our emerging market holdings were another beneficiary of the market's more upbeat outlook. Emerging market bonds had been performing well for much of 2000 as we believe the market recognized that many emerging market countries were starting to get their political and economic houses in order. But the sector received an additional boost as the market appeared to look beyond the downturn and favor lower-quality, higher-yielding securities.

The Federal Reserve Board's (the Fed's) program of interest rate cuts was another factor that we feel pushed investors toward high-yield corporates and emerging market debt. As rate cuts made lower-yielding investments such as money market funds and certificates of deposit less rewarding, higher-yielding areas of the market became more attractive.

Looking at the overall economy, we think the overwhelming story here is the resiliency of the U.S. economy, despite what has happened in the stock market. We see two important things happening. One, interest rates have been lowered, which may make it easier for businesses to start expanding again. And, two, Congress appears to be poised to cut taxes, which could slightly increase take-home pay for most of us as early as this fall. We think both of these factors could help stimulate the economy, and we believe the economic situation may begin to improve by the third or fourth quarter of this year.

Based on our past experience, an improving economy would probably not be good for Treasuries because interest rates might eventually rise. However, corporate bonds and other credit-linked bonds have tended to do well in an improving economy because investors have more confidence that interest and principal payments will be made. So we think the best opportunities going forward may potentially be in U.S. corporate bonds, both high grade and high yield. As of the end of the period, our high-yield allocation was already at about the maximum level we feel is consistent with managing risk for our shareholders -- because high-yield bonds have tended to be one of the riskier areas of the bond market. However, we do anticipate increasing our corporate high-grade exposure.

Convertible bonds are another sector that we think may perform well if the economy improves, and we plan to add moderately to that sector. Convertible bonds, or converts, are bonds that can be converted into stock at a predetermined price.

The disarray in the stock market over the past year or so has beaten down prices of converts and offered us what we feel are some great buying opportunities. We think these issues could perform well if the stock market recovers.

In closing, we'd like to offer an example of how our Original Research(SM) process contributed to recent returns. Turning back to the emerging markets we referred to earlier, Russian government bonds were one of the best-performing bonds in the portfolio over the period. We think our emerging market team was ahead of many investors in spotting this opportunity and allowing us to buy these bonds at what we feel were attractive prices.

Investors may remember that Russia defaulting on its debt was one of the causes of the Asian investment crisis in 1998. The country has since undergone extensive debt restructuring. By mid-2000, our research indicated that the economic and fiscal reform programs begun under the new leadership regime were significant and not another cosmetic overlay. At the same time, it appeared to us that rising oil prices would help the Russian economy, which is highly dependent on income from oil exports.

Based on these factors, our research indicated that Russian "B"-rated bonds were potential candidates for a credit upgrade to a "BB" rating, which could drive up their price. (A credit upgrade indicates the market has increased faith that principal and interest on a bond will be paid, and thus increases the bond's value.) We therefore added to our position in Russian government bonds last year at a time when much of the market did not appear to recognize their potential. And since the beginning of 2001, we have seen our Russian holdings appreciate as the market has appeared to have come around to our point of view. However, past performance is no guarantee of future results.

     Respectfully,

 /s/ James T. Swanson

     James T. Swanson
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

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PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

JAMES T. SWANSON, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS PORTFOLIO MANAGER OF THE STRATEGIC INCOME PORTFOLIOS AND THE GLOBAL GOVERNMENTS PORTFOLIOS OF OUR MUTUAL FUNDS AND VARIABLE ANNUITY PRODUCTS. HE ALSO MANAGES TWO CLOSED-END FUNDS, MFS(R) CHARTER INCOME TRUST AND MFS(R) MULTIMARKET INCOME TRUST.

JAMES JOINED MFS IN 1985 AS VICE PRESIDENT AND WAS NAMED SENIOR VICE PRESIDENT IN 1989. HE IS A GRADUATE OF COLGATE UNIVERSITY AND THE HARVARD UNIVERSITY GRADUATE SCHOOL OF BUSINESS ADMINISTRATION. JAMES HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, SECURITY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

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In accordance with Section 23(c) of the Investment Company Act of 1940, the
trust hereby gives notice that it may from time to time repurchase shares of the trust in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

OBJECTIVE: To provide a high level of current income through investments in fixed-income securities.

NEW YORK STOCK EXCHANGE SYMBOL: MMT

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PERFORMANCE SUMMARY
-------------------------------------------------------------------------------

   (For the six months ended April 30, 2001)

   NET ASSET VALUE PER SHARE
   October 31, 2000                                                 $6.69
   April 30, 2001                                                   $6.61

   NEW YORK STOCK EXCHANGE PRICE
   October 31, 2000                                                 $6.00
   March 2, 2001 (high)*                                            $6.74
   November 13, 2001 (low)*                                         $5.75
   April 30, 2001                                                   $6.36

   *For the six months ended April 30, 2001

-------------------------------------------------------------------------------

RISK CONSIDERATIONS

Government guarantees apply to individual securities only and not to prices and yields of shares in a managed portfolio.

This trust is nondiversified and has more risk than a portfolio that is diversified. The trust invests in a limited number of companies and may have more risk because a change in one security's value may have a more significant effect on the trust's net asset value. An investment in the trust is not a complete investment program.

Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

The portfolio may invest in derivative securities, which may include futures and options. These types of hedging instruments can increase price fluctuation.

These risks may increase share price volatility. See the prospectus for details.

NUMBER OF SHAREHOLDERS

As of April 30, 2001, our records indicate that there are 11,453 registered shareholders and approximately 41,900 shareholders owning trust shares in "street" name, such as through brokers, banks, and other financial intermediaries.

If you are a "street" name shareholder and wish to directly receive our reports, which contain important information about the trust, please write or call:

        State Street Bank and Trust Company
        P.O. Box 8200
        Boston, MA 02266-8200
        1-800-637-2304

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

MFS offers a Dividend Reinvestment and Cash Purchase Plan that allows you to reinvest either all of the distributions paid by the trust or only the long-term capital gains. Purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a discounted price of either the net asset value or 95% of the market price, whichever is greater. Twice each year you can also buy shares. Investments from $100 to $2,500 can be made in January and July on the 15th of the month or shortly thereafter.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the plan on your behalf. If the nominee does not offer the plan, you may wish to request that your shares be re-registered in your own name so that you can participate.

There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the trust. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the commissions. The automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

To enroll in or withdraw from the plan, or if you have any questions, call 1-800-637-2304 any business day from 8 a.m. to 8 p.m. Eastern time. Please have available the name of the trust and your account and Social Security numbers. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw, you can receive the value of the reinvested shares in one of two ways: a check for the value of the full and fractional shares, or a certificate for the full shares and a check for the fractional shares.

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 2001

Bonds - 94.8%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
Issuer                                                            (000 Omitted)                  Value
------------------------------------------------------------------------------------------------------
U.S. Bonds - 71.3%
  Aerospace - 0.5%
    Argo Tech Corp., 8.625s, 2007                                 $         300       $        262,500
    BE Aerospace, Inc., 8s, 2008                                          2,500              2,406,250
    K & F Industries, Inc., 9.25s, 2007                                     200                205,000
                                                                                      ----------------
                                                                                      $      2,873,750
------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.4%
    Agco Corp., 9.5s, 2008                                        $       2,000       $      2,010,000
------------------------------------------------------------------------------------------------------
  Apparel & Textiles - 0.1%
    Westpoint Stevens, Inc., 7.875s, 2008                         $       1,225       $        722,750
------------------------------------------------------------------------------------------------------
  Automotive - 1.7%
    Ford Motor Credit Co., 7.375s, 2011                           $       6,050       $      6,210,325
    Hayes Wheels International, Inc., 9.125s, 2007                        2,100              1,701,000
    Lear Corp., 9.5s, 2006                                                1,725              1,749,150
                                                                                      ----------------
                                                                                      $      9,660,475
------------------------------------------------------------------------------------------------------
  Building - 0.9%
    AAF-McQuay, Inc., 8.875s, 2003                                $       1,925       $      1,900,937
    American Standard, Inc., 7.375s, 2008                                 1,050              1,050,000
    Building Materials Corp., 8s, 2007                                    1,100                605,000
    Nortek, Inc., 9.25s, 2007                                               125                122,188
    Nortek, Inc., 8.875s, 2008                                            1,215              1,160,325
                                                                                      ----------------
                                                                                      $      4,838,450
------------------------------------------------------------------------------------------------------
  Business Services - 0.3%
    Iron Mountain, Inc., 10.125s, 2006                            $         150       $        159,000
    Iron Mountain, Inc., 8.75s, 2009                                      1,600              1,624,000
                                                                                      ----------------
                                                                                      $      1,783,000
------------------------------------------------------------------------------------------------------
  Chemicals - 0.7%
    Huntsman ICI Holdings LLC, 10.125s, 2009                      $       1,025       $      1,048,062
    Lyondell Chemical Co., 10.875s, 2009                                  1,750              1,767,500
    Sterling Chemicals, Inc., 12.375s, 2006                               1,285                989,450
                                                                                      ----------------
                                                                                      $      3,805,012
------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 0.7%
    Exodus Communications Inc., 11.625s, 2010                     $         950       $        750,500
    Unisystem Corp., 7.875s, 2008                                         3,250              3,168,750
                                                                                      ----------------
                                                                                      $      3,919,250
------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.3%
    Kindercare Learning Centers, Inc., 9.5s, 2009                 $         350       $        343,000
    Williams Scotsman, Inc., 9.875s, 2007                                 1,250              1,106,250
                                                                                      ----------------
                                                                                      $      1,449,250
------------------------------------------------------------------------------------------------------
  Corporate Asset-Backed - 2.6%
    Airplane Pass-Through Trust, 10.875s, 2019                    $         247       $        154,239
    Continental Airlines Pass-Through Trust, Inc.,
      6.545s, 2019                                                        2,574              2,515,741
    DLJ Mortgage Acceptance Corp., 8s, 2003                               5,750              5,634,995
    GMAC Commercial Mortgage Security Inc., 6.02s, 2033                   5,800              4,272,742
    Mortgage Capital Funding, Inc., 7.214s, 2007                          2,250              1,949,063
                                                                                      ----------------
                                                                                      $     14,526,780
------------------------------------------------------------------------------------------------------
  Containers - 1.8%
    Ball Corp., 7.75s, 2006                                       $         500       $        510,000
    Buckeye Cellulose Corp., 9.25s, 2008                                  2,150              2,160,750
    Gaylord Container Corp., 9.75s, 2007                                  1,200                744,000
    Gaylord Container Corp., 9.875s, 2008                                 1,200                360,000
    Riverwood International Corp., 10.25s, 2006                           1,250              1,265,625
    Silgan Holdings, Inc., 9s, 2009                                       1,500              1,455,000
    Synthetic Industries, Inc., 17s, 2008                                 2,600              1,950,000
    U.S. Timberlands, 9.625s, 2007                                        1,700              1,394,000
                                                                                      ----------------
                                                                                      $      9,839,375
------------------------------------------------------------------------------------------------------
  Energy - 0.4%
    AmeriGas Partners LP, 10.125s, 2007                           $         600       $        621,000
    P&L Coal Holdings Corp., 9.625s, 2008                                 1,750              1,837,500
                                                                                      ----------------
                                                                                      $      2,458,500
------------------------------------------------------------------------------------------------------
  Financial Institutions - 3.6%
    Beaver Valley Funding Corp. II, 9s, 2017                      $       2,124       $      2,228,012
    Midland Cogeneration Venture Corp., 10.33s, 2002                      2,992              3,069,188
    Morgan Stanley Capital , Inc., 7.677s, 2039                           5,560              4,540,332
    Nationslink Funding Corp., 5s, 2009                                   5,460              3,847,594
    Residential Accredit Loans Inc., 7.75s, 2027                          2,510              2,444,977
    Sallie Mae, 4.75s, 2004                                               4,000              3,977,960
                                                                                      ----------------
                                                                                      $     20,108,063
------------------------------------------------------------------------------------------------------
  Industrial - 0.7%
    Allied Waste North America, Inc., 10s, 2009                   $       2,375       $      2,455,156
    Day International Group, Inc., 11.125s, 2005                          1,000              1,021,250
    Numatics, Inc., 9.625s, 2008                                            400                264,000
                                                                                      ----------------
                                                                                      $      3,740,406
------------------------------------------------------------------------------------------------------
  Insurance - 0.5%
    Americo Life, Inc., 9.25s, 2005                               $       2,650       $      2,573,813
------------------------------------------------------------------------------------------------------
  Media - Cable - 6.7%
    Adelphia Communications Corp., 9.875s, 2007                   $       1,725       $      1,725,000
    Allbritton Communications Co., 9.75s, 2007                            1,005              1,020,075
    Century Communications Corp., 9.5s, 2005                                450                438,750
    Chancellor Media Corp., 8.125s, 2007                                  3,625              3,715,625
    Chancellor Media Corp., 8.75s, 2007                                   1,000              1,050,000
    Charter Communications Holdings, 0s to 2004, 9.92s, 2011              4,000              2,860,000
    Comcast Corp., 8.875s, 2007                                           1,500              1,568,985
    Continental Cablevision, Inc., 9.5s, 2013                             5,000              5,538,500
    CSC Holdings, Inc., 8.125s, 2009                                      5,250              5,228,055
    Cumulus Media, Inc., 10.375s, 2008                                       55                 50,875
    Echostar DBS Corp., 9.375s, 2009                                      2,425              2,479,563
    Fox/Liberty Networks LLC, Inc., 8.875s, 2007                          2,450              2,548,000
    FrontierVision Holdings LP, 11s, 2006                                 2,000              2,070,000
    FrontierVision Holdings LP, 0s to 2001, 11.875s, 2007                   500                507,500
    Granite Broadcasting Corp., 10.375s, 2005                             1,221                818,070
    Lenfest Communications, Inc., 10.5s, 2006                               500                574,635
    LIN Holdings Corp., 0s to 2003, 10s, 2008                             1,500              1,110,000
    Paxson Communications Corp., 11.625s, 2002                            2,500              2,543,750
    United International Holdings Corp., 0s to 2003,
      10.75s, 2008                                                        3,200              1,440,000
                                                                                      ----------------
                                                                                      $     37,287,383
------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services
    Quorum Health Group, Inc., 8.75s, 2005                        $         200       $        200,500
------------------------------------------------------------------------------------------------------
  Metals & Minerals - 0.6%
    Commonwealth Aluminum Corp., 10.75s, 2006                     $       1,000       $        905,000
    Haynes International, Inc., 11.625s, 2004                             1,585                951,000
    Kaiser Aluminum & Chemical Corp., 9.875s, 2002                        1,015                999,775
    Kaiser Aluminum & Chemical Corp., 10.875s, 2006                         175                169,750
    Metal Management, Inc., 10s, 2008 (In default)                        1,365                 40,950
    Thermadyne Manufacturing Corp., 9.875s, 2008                          1,500                495,000
                                                                                      ----------------
                                                                                      $      3,561,475
------------------------------------------------------------------------------------------------------
  Oil Services - 1.6%
    Chesapeake Energy Corp., 9.625s, 2005                         $       1,155       $      1,261,837
    Chesapeake Energy Corp., 8.125s, 2011                                 1,620              1,571,400
    Clark USA, Inc., 10.875s, 2005                                           60                 42,000
    Continental Resources, Inc., 10.25s, 2008                             1,000                870,000
    Forest Oil Corp., 10.5s, 2006                                         1,250              1,340,625
    Pemex Project, 9.125s, 2010##                                           130                131,300
    Triton Energy Ltd., 9.25s, 2005                                       3,500              3,666,250
                                                                                      ----------------
                                                                                      $      8,883,412
------------------------------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Hollinger International Publishing, 9.25s, 2007               $       1,950       $      2,018,250
------------------------------------------------------------------------------------------------------
  Retail - 0.5%
    J.Crew Operating Corp., 10.375s, 2007                         $       1,680       $      1,520,400
    Samsonite Corp., 10.75s, 2008                                         1,400              1,120,000
                                                                                      ----------------
                                                                                      $      2,640,400
------------------------------------------------------------------------------------------------------
  Steel - 0.1%
    AK Steel Holdings Corp., 9.125s, 2006                         $           4       $          4,080
    WCI Steel, Inc., 10s, 2004                                              825                594,000
                                                                                      ----------------
                                                                                      $        598,080
------------------------------------------------------------------------------------------------------
  Telecommunications - 7.8%
    Allegiance Telecommunications, Inc., 12.875s, 2008            $       1,600       $      1,504,000
    American Tower Corp., 9.375s, 2009                                    1,650              1,637,625
    Centennial Cellular Operating Co., 10.75s, 2008                         500                460,000
    Cox Communications, Inc., 6.75s, 2011                                 4,750              4,641,795
    Cox Communications, Inc., 7.75s, 2010                                 1,154              1,211,469
    Crown Castle International Corp., 10.75s, 2011                        2,000              2,120,000
    Focal Communications Corp., 0s to 2003, 12.125s, 2008                   450                157,500
    ICG Holdings, Inc., 12.5s, 2006                                       3,340                217,100
    Intermedia Communications, Inc., 0s to 2002, 11.25s, 2007             2,875              2,357,500
    ITC Deltacom, Inc., 11s, 2007                                         2,945              1,973,150
    ITC Deltacom, Inc., 9.75s, 2008                                         750                487,500
    Level 3 Communications, Inc., 9.125s, 2008                            2,885              1,868,037
    Metromedia Fiber Network, Inc., 10s, 2008                             1,000                665,000
    Nextel Communications, Inc., 0s to 2002, 9.75s, 2007                    300                207,000
    Nextel Communications, Inc., 0s to 2003, 9.95s, 2008                  1,450                964,250
    Nextel International, Inc., 0s to 2003, 12.125s, 2008                 2,750              1,320,000
    Nextlink Communications, Inc., 10.75s, 2009                           1,375                680,625
    NTL Communications Corp., 0s to 2003, 12.375s, 2008                   1,025                563,750
    NTL, Inc., 0s to 2003, 9.75s, 2008                                    1,860              1,018,350
    PSINet, Inc., 11s, 2009                                               1,510                105,700
    Rural Cellular Corp., 9.625s, 2008                                    1,125              1,043,438
    Spectrasite Holdings, Inc., 10.75s, 2010                                500                465,000
    Spectrasite Holdings, Inc., 0s to 2003, 12s, 2008                     2,550              1,555,500
    Sprint Spectrum LP, 0s to 2001, 12s, 2006                             2,000              2,063,494
    TCI Communications Financing III, 9.65s, 2027                         5,000              5,477,400
    Time Warner Telecommunications LLC, 9.75s, 2008                       2,500              2,450,000
    Triton PCS, Inc., 0s to 2003, 11s, 2008                               1,460              1,138,800
    Turner Broadcasting Systems, Inc., 8.4s, 2024                         3,000              3,042,150
    Western Wireless Corp., 10.5s, 2007                                   1,500              1,560,000
    Worldwide Fiber, Inc., 12s, 2009                                      1,000                130,000
                                                                                      ----------------
                                                                                      $     43,086,133
------------------------------------------------------------------------------------------------------
  U.S. Government Agencies - 19.9%
    Federal Home Loan Bank, 7.5s, 2028                            $       2,213       $      2,260,759
    Financing Corp., 9.4s, 2018                                          12,000             15,635,640
    FNMA, 4.75s, 2004                                                     9,000              8,950,770
    FNMA, 5.125s, 2004                                                    4,000              4,018,120
    FNMA, 6.625s, 2009                                                   25,990             27,131,221
    FNMA, 7s, 2029                                                        7,206              7,268,726
    FNMA, 7s, 2030                                                       11,816             11,918,622
    FNMA, 7.5s, 2030                                                     15,470             15,791,995
    FNMA TBA, 6.5s, 2099                                                  5,600              5,650,736
    GNMA, 8s, 2030                                                       11,435             11,828,866
                                                                                      ----------------
                                                                                      $    110,455,455
------------------------------------------------------------------------------------------------------
  U.S. Treasury Obligations - 16.1%
    U.S. Treasury Bonds, 12s, 2005                                       14,000             17,602,760
    U.S. Treasury Bonds, 9.875s, 2015                                    14,825             20,794,434
    U.S. Treasury Bonds, 6.125s, 2029                                       755                778,239
    U.S. Treasury Bonds, 6.25s, 2030                                      2,877              3,032,531
    U.S. Treasury Bonds, 5.375s, 2031                                     2,290              2,159,745
    U.S. Treasury Notes, 6.875s, 2006                                    24,767             26,860,554
    U.S. Treasury Notes, 4.25s, 2010                                     10,448             11,188,860
    U.S. Treasury Notes, 6.5s, 2010                                       6,897              7,429,379
                                                                                      ----------------
                                                                                      $     89,846,502
------------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    Aes Corp., 8.875s, 2011                                       $         750       $        746,437
    BVPS II Funding Corp., 8.68s, 2017                                      991              1,043,424
    Niagara Mohawk Power Corp., 7.25s, 2002                               1,437              1,469,038
    Niagara Mohawk Power Corp., 8.77s, 2018                               2,433              2,477,865
    PSEG Power LLC, 7.75s, 2011                                           2,511              2,545,059
    Toledo Edison Co., 8.7s, 2002                                         2,192              2,271,570
    Waterford 3 Funding Entergy Corp., 8.09s, 2017                        2,745              2,752,559
                                                                                      ----------------
                                                                                      $     13,305,952
------------------------------------------------------------------------------------------------------
Total U.S. Bonds                                                                      $    396,192,416
------------------------------------------------------------------------------------------------------
Foreign Bonds - 23.5%
  Algeria - 0.1%
    Republic of Algeria, 5.813s, 2004                             $         110       $         94,600
    Republic of Algeria, 1.125s, 2010                               JPY  34,158                192,162
    Republic of Algeria, 5.5s, 2010                                 EUR      38                 30,316
                                                                                      ----------------
                                                                                      $        317,078
------------------------------------------------------------------------------------------------------
  Argentina - 0.1%
    Republic of Argentina, 5.563s, 2005                           $         317       $        255,348
    Republic of Argentina, 11.375s, 2017                                     96                 74,976
    Republic of Argentina, 10.25s, 2030                                     230                163,300
    Supercanal Holdings S.A., 11.5s, 2005
      (Telecommunications)## (In default)                                 1,000                150,000
                                                                                      ----------------
                                                                                      $        643,624
------------------------------------------------------------------------------------------------------
  Bermuda - 0.7%
    Flag Ltd., 8.25s, 2008 (Conglomerate)                         $       1,600       $      1,464,000
    Global Crossing Holdings Ltd., 9.625s, 2008
      (Telecommunications)                                                2,325              2,197,125
                                                                                      ----------------
                                                                                      $      3,661,125
------------------------------------------------------------------------------------------------------
  Brazil - 2.3%
    Banco Nacional de Desenvolvi, 11.714s, 2008 (Banks
      and Credit Cos.)                                           $          120       $        108,300
    Federal Republic of Brazil, 5.313s, 2006                                 56                 49,280
    Federal Republic of Brazil, 8s, 2014                                  7,026              5,313,734
    Federal Republic of Brazil, 12.75s, 2020                              2,500              2,300,000
    Federal Republic of Brazil, 8.875s, 2024                                 60                 39,900
    Federal Republic of Brazil, 12.25s, 2030                              1,462              1,264,630
    Federal Republic of Brazil, 11s, 2040                                 4,964              3,785,050
                                                                                      ----------------
                                                                                      $     12,860,894
------------------------------------------------------------------------------------------------------
  Bulgaria - 1.6%
    National Republic of Bulgaria, 6.313s, 2011                   $      11,648       $      8,619,520
------------------------------------------------------------------------------------------------------
  Canada - 2.8%
    AT&T Canada, Inc., 0s to 2003, 9.95s, 2008
      (Telecommunications)                                        $       4,150       $      3,483,303
    Government of Canada, 6s, 2005                                  CAD   2,564              1,710,224
    Government of Canada, 5.5s, 2009                                     12,922              8,299,702
    PCI Chemicals Canada, Inc., 9.25s, 2007 (Chemicals)           $       1,500                555,000
    Rogers Cantel, Inc., 9.375s, 2008
      (Telecommunications)                                                1,800              1,746,000
                                                                                      ----------------
                                                                                       $    15,794,229
------------------------------------------------------------------------------------------------------
  Chile
    HQI Transelec Chile S.A., 7.875s, 2011 (Utilities -
      Electric)                                                 $            50       $         49,029
------------------------------------------------------------------------------------------------------
  Colombia
    Republic of Colombia, 11.75s, 2020                          $            70       $         63,350
------------------------------------------------------------------------------------------------------
  France - 0.4%
    France Telecom S.A., 8.5s, 2031
      (Telecommunications)##                                      $       1,994       $      2,024,468
    Groupe Danone, 5.625s, 2003 (Consumer Goods &
      Services)                                                     EUR      50                 44,949
                                                                                      ----------------
                                                                                      $      2,069,417
------------------------------------------------------------------------------------------------------
  Germany - 2.0%
    Federal Republic of Germany, 4.5s, 2009                         EUR  12,913       $     11,088,371
------------------------------------------------------------------------------------------------------
  Grand Cayman Islands - 0.8%
    Daiwa PB Ltd., 5.993s, 2049 (Banks and Credit Cos.)           $       5,350       $      4,363,032
------------------------------------------------------------------------------------------------------
  Greece - 2.5%
    Fage Dairy Industries S.A., 9s, 2007 (Food and
      Beverage Products)                                          $       5,000       $      4,406,250
    Hellenic Republic, 8.9s, 2003                                   EUR   9,180              8,737,241
    Hellenic Republic, 8.7s, 2005                                           964                966,249
                                                                                      ----------------
                                                                                      $     14,109,740
------------------------------------------------------------------------------------------------------
  Indonesia - 0.1%
    Indah Kiat Finance Mauritius Ltd., 10s, 2007 (Forest
      and Paper Products) (In default)                            $       4,000       $        360,000
------------------------------------------------------------------------------------------------------
  Luxembourg - 0.3%
    Millicom International Cellular Communications Corp.,
      0s to 2001, 13.5s, 2006 (Telecommunications)                $         600       $        510,000
    Republic Orient of Uruguay, 7.875s, 2027                              1,102              1,090,356
                                                                                      ----------------
                                                                                      $      1,600,356
------------------------------------------------------------------------------------------------------
  Mexico - 1.4%
    BBVA Bancomer Capital Trust, 10.5s, 2011
      (Conglomerate)##                                            $          50       $         51,375
    Bepensa S.A., 9.75s, 2004 (Beverages)##                               2,611              2,506,560
    Cydsa S.A., 9.375s, 2002 (Chemicals)                                  1,320                541,200
    Grupo Iusacell S.A. de CV, 14.25s, 2006
      (Telecommunications)                                                2,511              2,605,162
    Grupo Minero Mexico S.A. de CV, 8.25s, 2008 (Metals
      and Minerals)                                                         775                631,625
    Maxcom Telecomunicacione, 13.75s, 2007
      (Telecommunications)                                                  140                 49,000
    United Mexican States, 9.875s, 2010                                      99                106,821
    United Mexican States, 8.125s, 2019                                   1,372              1,251,078
    United Mexican States, 11.5s, 2026                                       50                 60,375
                                                                                      ----------------
                                                                                      $      7,803,196
------------------------------------------------------------------------------------------------------
  Netherlands - 0.8%
    PTC International Finance BV, 0s to 2002, 10.75s,
      2007 (Telecommunications)                                   $          60       $         47,400
    Tenet Healthcare Corp., 0s, 2002 (Medical and Health
      Technology Services)                                                2,468              2,171,890
    Tjiwi Kimia International Finance BV, 13.25s, 2001
      (Forest and Paper Products) (In default)                              600                 42,000
    United Pan-Europe, 10.875s, 2009 (Media)                              2,200              1,430,000
    Versatel Telecom B.V., 13.25s, 2008
      (Telecommunications)                                                2,125                892,500
                                                                                      ----------------
                                                                                      $      4,583,790
------------------------------------------------------------------------------------------------------
  New Zealand - 0.2%
    Government of New Zealand, 8s, 2006                             NZD   2,270       $      1,011,917
------------------------------------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 9.625s, 2011                              $         115       $        116,725
    Republic of Panama, 4.5s, 2014                                          155                132,525
    Republic of Panama, 10.75s, 2020                                      1,895              1,937,637
                                                                                      ----------------
                                                                                      $      2,186,887
------------------------------------------------------------------------------------------------------
  Philippines
    Philippines Republic, 10.625s, 2025                           $         210       $        177,975
------------------------------------------------------------------------------------------------------
  Qatar
    State of Qatar, 9.75s, 2030##                                 $         205       $        219,350
------------------------------------------------------------------------------------------------------
  Russia - 2.7%
    Russian Federation, 11.75s, 2003                              $       4,081       $      4,076,809
    Russian Federation, 8.75s, 2005                                          60                 50,250
    Russian Federation, 10s, 2007##                                         100                 80,125
    Russian Federation, 8.25s, 2010##                                       822                567,014
    Russian Federation, 12.75s, 2028##                                      130                116,513
    Russian Federation, 5s, 2030##                                       24,742             10,329,597
                                                                                      ----------------
                                                                                      $     15,220,308
------------------------------------------------------------------------------------------------------
  South Africa
    Republic of South Africa, 12.5s, 2002                           ZAR   1,000       $        126,039
------------------------------------------------------------------------------------------------------
  South Korea
    Hanvit Bank, 12.75s, 2010 (Banks and Credit Cos.)##           $         228       $        232,560
------------------------------------------------------------------------------------------------------
  Spain - 1.2%
    Kingdom of Spain, 7s, 2005                                    $       6,102       $      6,408,058
------------------------------------------------------------------------------------------------------
  United Kingdom - 2.8%
    Colt Telecom Group PLC, 8.875s, 2007
      (Telecommunications)                                          DEM   1,000       $        437,643
    Colt Telecom Group PLC, 0s to 2001, 12s, 2006
      (Telecommunications)                                        $         500                495,000
    Diamond Cable Communications Corp. PLC, 0s to 2000,
      11.75s, 2005 (Telecommunications)                                   2,000              1,740,000
    Dolphin Telecom PLC, 0s to 2003, 11.5s, 2008
      (Telecommunications)                                                2,515                179,194
    Energis PLC, 9.75s, 2009 (Telecommunications)                         1,000                970,000
    Global Tele-Systems Ltd., 10.875s, 2008
      (Telecommunications)                                                  165                  4,950
    Ono Finance PLC, 13s, 2009 (Media)                                      750                577,500
    Ono Finance PLC, 14s, 2011 (Media)                                    1,000                890,000
    Telewest Communications PLC, 9.625s, 2006 (Cable
      Television)                                                         2,200              2,002,000
    United Kingdom Treasury, 6.75s, 2004                            GBP   5,533              8,331,026
                                                                                      ----------------
                                                                                      $     15,627,313
------------------------------------------------------------------------------------------------------
  Venezuela - 0.1%
    Republic of Venezuela, 9.25s, 2027                            $         380       $        263,150
------------------------------------------------------------------------------------------------------
  Uruguay - 0.2%
    Banco Central de Uruguay, "A", 6.75s, 2021 (Banks and
      Credit Cos.)                                                $       1,250       $      1,143,750
------------------------------------------------------------------------------------------------------
Total Foreign Bonds                                                                       $130,604,058
------------------------------------------------------------------------------------------------------
Total Bonds (Identified Cost, $556,759,746)                                               $526,796,474
------------------------------------------------------------------------------------------------------

Stocks
------------------------------------------------------------------------------------------------------
                                                                        Shares
------------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, ADR (United Kingdom -
      Telecommunications)*                                                1,565       $         85,293
    Golden Books Family Entertainment, Inc. (Printing and
      Publishing)*                                                       19,975                  2,397
    RJR Nabisco Inc. (Consumer Goods & Services)                          2,302                134,828
------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $87,770)                                               $        222,518
------------------------------------------------------------------------------------------------------
Preferred Stock - 1.8%
------------------------------------------------------------------------------------------------------
    CSC Holdings, Inc., 11.125% (Media - Cable)*                         78,799       $      8,549,691
    Primedia, Inc., 10% (Printing and Publishing)                         1,360                114,920
    Primedia, Inc., 8.625% (Printing and Publishing)                     20,000              1,555,000
------------------------------------------------------------------------------------------------------
Total Preferred Stock (Identified Cost, $6,752,910)                                   $     10,219,611
------------------------------------------------------------------------------------------------------

Convertible Bond - 1.3%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                  (000 Omitted)
------------------------------------------------------------------------------------------------------
    Colt Telecom Group PLC, 2s, 2006 (United Kingdom -
      Telecommunications)                                         $       3,825       $      2,467,401
    Telewest Finance Jersey Ltd., 6s, 2005
      (Entertainment)##                                                     925                758,500
    Tenet Healthcare Corp., 6s, 2005 (Netherlands -
      Medical and Health Technology Services)                             4,250              3,915,312
    Versatel Telecom B.V., 4s, 2005 (Netherlands -
      Telecommunications)                                                    50                 15,523
------------------------------------------------------------------------------------------------------
Total Convertible Bond (Identified Cost, $7,073,978)                                  $      7,156,736
------------------------------------------------------------------------------------------------------

Rights
------------------------------------------------------------------------------------------------------
                                                                        Shares
------------------------------------------------------------------------------------------------------
    Banco Central de Uruguay (Uruguay - Banks and Credit
      Cos.)                                                           1,250,000       $            --
    United Mexican States* (Mexico)                                     501,000                  6,012
------------------------------------------------------------------------------------------------------
Total Rights (Identified Cost, $--)                                                   $          6,012
------------------------------------------------------------------------------------------------------

Warrants
------------------------------------------------------------------------------------------------------
Issuer                                                                   Shares                  Value
------------------------------------------------------------------------------------------------------
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                               1,625       $          4,875
    Loral Orion Network Systems, Inc., Expire 1/15/07
      (Telecommunications)*                                                 700                  3,500
------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $28,729)                                             $          8,375
------------------------------------------------------------------------------------------------------
Short-Term Obligations - 1.6%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                  (000 Omitted)
------------------------------------------------------------------------------------------------------
    FNMA, due 5/01/01, at Amortized Cost                          $       8,569       $      8,569,000
------------------------------------------------------------------------------------------------------
Call Options Purchased - 0.1%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                   of Contracts
Issuer/Expiration Month/Strike Price                              (000 Omitted)
------------------------------------------------------------------------------------------------------
    Argentina Government Bonds/May/92                                                 $             11
                                                                  $         224                      2
    Brazilian Real/April/2.54                                            23,066                676,282
    Federal Republic of Brazil/July/73.5                                     78                  2,691
    Mexican Peso/May/10.0025                                              5,201                 40,502
------------------------------------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $509,096)                                $        719,587
------------------------------------------------------------------------------------------------------
Put Options Purchased - 0.7%
------------------------------------------------------------------------------------------------------
    Argentina Government Bonds/May/78.4                           $      14,000       $          1,138
    Brazilian Real/April/2.54                                            23,066                304,581
    Euro/May/0.929                                                       24,571                 31,033
    Euro/June/0.94                                                       28,089                 64,297
    Euro/June/0.952                                                      25,132                 34,405
    Hong Kong Dollars/October/7.7828                                     98,547                 48,288
    Japanese Yen/May/123                                              5,199,082                499,112
    Japanese Yen/June/128                                               101,099                283,885
    Japanese Yen/June/130                                             3,423,791                 58,205
    Japanese Yen/October/142.5                                          175,726                 98,582
    Japanese Yen/October/125                                          3,787,608                606,017
    Japanese Yen/November/120                                         4,637,158              1,465,342
    Japanese Yen/Australian Dollars/July/62.5                         1,897,195                445,841
    Japanese Yen/Euro/June/116.15                                     3,079,755                 43,116
    Mexican Peso/May/10.0025                                              5,201                     --
------------------------------------------------------------------------------------------------------
Total Put Options Purchased (Premiums Paid, $4,229,886)                               $      3,983,842
------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $584,011,115)                                     $    557,682,155
------------------------------------------------------------------------------------------------------

Put Options Written - (0.2)%
------------------------------------------------------------------------------------------------------
                                                               Principal Amount
                                                                   of Contracts
Description/Expiration Month/Strike Price                         (000 Omitted)                  Value
------------------------------------------------------------------------------------------------------
    Japanese Yen/November/120.00                                  JPY 4,637,158       $     (1,465,342)
    Russia Government Bonds/June/38.28                            RUS       330                 (2,816)
------------------------------------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $1,486,857)                             $     (1,468,158)
------------------------------------------------------------------------------------------------------
Call Options Written - (0.1)%
------------------------------------------------------------------------------------------------------
    Argentina Government Bonds/May/96.00                          ARG       224       $            (45)
    Argentina Government Bonds/May/84.40                                    140                   (833)
    Euro/June/0.87                                                AUD    25,699               (187,345)
    Japanese Yen/Australian Dollars/July/59.00                    JPY 1,790,952               (155,813)
    Japanese Yen/June/115.50                                             91,226                (99,983)
    Japanese Yen/Euro/June/106.30                                     2,818,579               (180,389)
------------------------------------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $1,321,628)                            $       (624,408)
------------------------------------------------------------------------------------------------------

Other Assets, Less Liabilities                                                                  30,369
------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $    555,619,958
------------------------------------------------------------------------------------------------------
 *Non-income producing security.
##SEC Rule 144A restriction.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

ARG = Argentine Peso                    HKD = Hong Kong Dollars
AUD = Australian Dollars                JPY = Japanese Yen
BRL = Brazilian Real                    MXN = Mexican Peso
CAD = Canadian Dollars                  NZD = New Zealand Dollars
CHF = Swiss Francs                      PHP = Philippines Peso
DEM = Deutsche Marks                    RUS = Russian Ruble
DKK = Danish Krone                      SEK = Swedish Kronor
EUR = Euro                              VEB = Venezuelan Bolivar
GBP = British Pounds                    ZAR = South African Rand
GRD = Greek Drachma

See notes to financial statements.

FINANCIAL STATEMENTS
Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
APRIL 30, 2001
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $584,011,015)       $557,682,155
  Cash                                                                 984
  Net receivable for forward foreign currency exchange
    contracts to sell                                              843,674
  Receivable for investments sold                                9,010,040
  Interest and dividends receivable                             11,115,624
  Other assets                                                       3,559
                                                              ------------
      Total assets                                            $578,656,036
                                                              ------------
Liabilities:
  Payable to custodian                                        $        117
  TBA sale commitments, at value (premiums received,
    $5,798,704)                                                  5,794,747
  Distributions payable                                            344,740
  Net payable for forward foreign currency exchange
    contracts to purchase                                        3,034,010
  Net payable for forward foreign currency exchange
    contracts subject to master
    netting agreements                                           4,682,887
  Payable for investments purchased                              6,385,841
  Payable for trust shares reacquired                               84,000
  Written options outstanding, at value (premiums
    received, $2,808,485)                                        2,092,566
  Payable to affiliates --
    Management fee                                                  35,580
    Transfer and dividend disbursing agent fee                      20,405
    Administrative fee                                               1,065
  Accrued expenses and other liabilities                           560,120
                                                              ------------
      Total liabilities                                       $ 23,036,078
                                                              ------------
Net assets                                                    $555,619,958
                                                              ============
Net assets consist of:
  Paid-in capital                                             $640,920,846
  Unrealized depreciation on investments and translation
    of assets and liabilities in foreign currencies            (32,515,739)
  Accumulated net realized loss on investments and foreign
    currency transactions                                      (51,918,660)
  Accumulated net investment loss                                 (866,489)
                                                              ------------
    Total                                                     $555,619,958
                                                              ============
Shares of beneficial interest outstanding
  (124,846,052 authorized, less 40,799,600 treasury
  shares)                                                     84,046,452
                                                              ==========
Net asset value per share (net assets / shares of
  beneficial interest outstanding)                              $6.61
                                                                =====

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 2001
------------------------------------------------------------------------------
Net investment income:
 Income -
  Interest                                                     $ 24,977,193
  Dividends                                                         321,741
                                                               ------------
    Total investment income                                    $ 25,298,934
                                                               ------------
Expenses -
    Management fee                                             $  2,345,299
    Trustees' compensation                                           62,081
    Custodian fee                                                   158,092
    Transfer and dividend disbursing agent fee                      119,582
    Administrative fee                                               34,760
    Auditing fees                                                    19,032
    Legal fees                                                        1,771
    Postage                                                          36,033
    Printing                                                         28,210
    Investor communication expense                                  119,034
    Stock exchange fee                                               52,631
    Miscellaneous                                                    38,001
                                                               ------------
      Total expenses                                           $  3,014,526

    Fees paid indirectly                                           (119,987)
                                                               ------------
      Net expenses                                             $  2,894,539
                                                               ------------
        Net investment income                                  $ 22,404,395
                                                               ------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                    $(11,739,824)
    Written option transactions                                   2,180,354
    Foreign currency transactions                                (1,359,743)
                                                               ------------
      Net realized loss on investments and foreign currency
        transactions                                           $(10,919,213)
                                                               ------------
Change in unrealized appreciation (depreciation) -
  Investments                                                  $  9,313,577
  TBA sale commitments                                                3,957
  Futures contracts                                                     996
  Written options                                                 1,514,194
  Translation of assets and liabilities in foreign
    currencies                                                   (4,595,597)
                                                             --------------
        Net unrealized gain on investments and foreign
          currency translation                                 $  6,237,127
                                                               ------------
          Net realized and unrealized loss on investments
            and foreign currency                               $ (4,682,086)
                                                               ------------
            Increase in net assets from operations             $ 17,722,309
                                                               ============

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS ENDED
                                                               APRIL 30, 2001                 YEAR ENDED
                                                                  (UNAUDITED)           OCTOBER 31, 2000
--------------------------------------------------------------------------------------------------------
Decrease in net assets:
From operations -
  Net investment income                                          $ 22,404,395               $ 50,501,655
  Net realized loss on investments and foreign currency
    transactions                                                  (10,919,213)               (27,150,648)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                            6,237,127                 (8,076,643)
                                                                 ------------               ------------
    Increase in net assets from operations                       $ 17,722,309               $ 15,274,364
                                                                 ------------               ------------
Distributions declared to shareholders -
  From net investment income                                     $(24,508,270)              $(35,553,670)
  From paid-in capital

                                                                    --                       (15,231,841)
                                                                 ------------               ------------
    Total distributions declared to shareholders                 $(24,508,270)              $(50,785,511)
                                                                 ------------               ------------

Trust share (principal) transactions -
  Cost of shares reacquired                                      $ (4,785,255)              $(38,510,906)
                                                                 ------------               ------------
      Total decrease in net assets                               $(11,571,216)              $(74,022,053)
                                                                 ------------               ------------
Net assets:
  At beginning of period                                          567,191,174                641,213,227
                                                                 ------------               ------------

  At end of period (accumulated net investment loss and
    accumulated undistributed net investment income of
    $866,489 and $1,237,386, respectively)                       $555,619,958               $567,191,174
                                                                 ============               ============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED OCTOBER 31,
                            SIX MONTHS ENDED        --------------------------------------------------------------------------
                              APRIL 30, 2001              2000             1999             1998           1997           1996
                                   (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of
  period                             $  6.69           $  7.03          $  7.17          $  7.79        $  7.71        $  7.57
                                     -------           -------          -------          -------        -------        -------
Income from investment operations# -
  Net investment income              $  0.27           $  0.58          $  0.56          $  0.59        $  0.59        $  0.57
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency               (0.07)            (0.40)           (0.14)           (0.63)          0.09           0.12
                                     -------           -------          -------          -------        -------        -------
      Total from investment
        operations                   $  0.20           $  0.18          $  0.42          $ (0.04)       $  0.68        $  0.69
                                     -------           -------          -------          -------        -------        -------
Less distributions declared to
  shareholders -
  From net investment income         $ (0.29)          $ (0.41)         $ (0.57)         $ (0.58)       $ (0.62)       $ (0.59)
  From paid-in capital
                                        --               (0.17)            --               --             --             --
                                     -------           -------          -------          -------        -------        -------
      Total distributions
        declared to shareholders     $ (0.29)          $ (0.58)         $ (0.57)         $ (0.58)       $ (0.62)       $ (0.59)
                                     -------           -------          -------          -------        -------        -------
Net increase from repurchase of
  capital shares                     $  0.01           $  0.06          $  0.01          $  --          $  0.02        $  0.04
                                     -------           -------          -------          -------        -------        -------
Net asset value - end of period      $  6.61           $  6.69          $  7.03          $  7.17        $  7.79        $  7.71
                                     -------           -------          -------          -------        -------        -------
Per share market value - end of
   period                            $  6.36           $  6.00          $ 6.063          $ 6.438        $ 7.125        $ 7.125
                                     =======           =======          =======          =======        =======        =======
Total return                           10.84%++           8.84%            2.81%           (1.89)%         8.93%         19.32%
Ratios (to average net assets)
 Supplemental data:
  Interest expense                      --  %             --  %            --  %            --  %          0.18%          --  %
  Other expenses##                      1.07%+            1.06%            1.05%            1.05%          0.93%          1.11%
  Total expense                         1.07%+            1.06%            1.05%            1.05%          1.11%          1.11%
  Net investment income                 7.92%+            8.23%            7.80%            7.70%          7.64%          7.49%
Portfolio turnover                        43%               82%              98%             155%           172%           214%
Net assets at end of period
  (000 Omitted)                     $555,620          $567,191         $641,213         $665,881       $723,649       $739,882
Leverage analysis:
  Debt outstanding at end of
    period (000 Omitted)             $  --             $  --            $  --            $  --          $   --         $  --
  Average daily balance of debt
    outstanding (000 Omitted)        $  --             $  --            $  --            $  --          $18,854        $  --
  Average daily number of shares
    outstanding (000 Omitted)         84,215            87,811           92,464           92,880         93,951        100,810
  Average debt per share             $  --             $  --            $  --            $  --          $  0.20       $   --

 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Multimarket Income Trust (the trust) is a non-diversified trust that is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, forward foreign currency exchange contracts, and swap agreements, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options, and options on futures contracts listed on commodities exchanges are reported at market value using closing settlement prices. Over-the-counter options on securities are valued by brokers. Over-the-counter currency options are valued through the use of a pricing model which takes into account foreign currency exchange spot and forward rates, implied volatility, and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued in good faith by the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS trusts selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the Plan.

Written Options - The trust may write call or put options in exchange for a premium. The premium is initially recorded as a liability, which is subsequently adjusted to the current value of the option contract. When a written option expires, the trust realizes a gain equal to the amount of the premium received. When a written call option is exercised or closed, the premium received is offset against the proceeds to determine the realized gain or loss. When a written put option is exercised, the premium reduces the cost basis of the security purchased by the trust. The trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the trust's management on the direction of interest rates.

Futures Contracts - The trust may enter into futures contracts for the delayed delivery of securities or currency, or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the trust is required to deposit with the broker either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the trust each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the trust. The trust's investment in futures contracts is designed to hedge against anticipated future changes in interest or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the trust's relative position in one or more currencies without buying and selling portfolio assets. Investments in equity index contracts or contracts on related options for purposes other than hedging, may be made when the trust has cash on hand and wishes to participate in anticipated market appreciation while the cash is being invested. Should interest or securities prices move unexpectedly, the trust, may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward foreign currency exchange contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

TBA Purchase Commitments - The trust may enter into "TBA" (to be announced) purchase commitments to purchase securities for a fixed unit price at a future date beyond time. Although the unit price has been established, the principal value has not been finalized. However, the amount of the commitments will not fluctuate more than 1.0% for the principal amount. The trust holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the trust may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value the trusts other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under "Investment Valuation" above.

TBA Sale Commitments - The trust may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as "cover" for the transaction.

Unsettled TBA sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under the "Investment Valuation" above. The contract is "marked-to-market" daily and the change in market value is recorded by the trust as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting purchase commitment, the trust realizes a gain or loss. If the trust delivers securities under the commitment, the trust realizes a gain or loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Some securities may be purchased on a "when-issued" or "forward delivery" basis, which means that the securities will be delivered to the trust at a future date, usually beyond customary settlement time.

The trust will adopt the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the trust will begin amortizing premiums on debt securities effective November 1, 2001. Prior to this date, the trust did not amortize premiums on debt securities. The cumulative effect of this accounting change will have no impact on the total net assets of the trust. The impact of this accounting change has not been determined, but will result in a decrease to cost of securities and a corresponding increase in net unrealized appreciation.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2001, the trust, for federal income tax purposes, had a capital loss carryforward of $40,819,384 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization. The amount of the carryover and the expiration dates are:

                                        CAPITAL LOSS
                  EXPIRATION            CARRYFORWARD
            ----------------------------------------
            October 31, 2003             $ 3,003,441
            October 31, 2007             $18,400,020
            October 31, 2008             $19,415,923

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.34% of the trust's average daily net assets and 5.40% of investment income.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS and MFS Service Center, Inc. (MFSC). Included in Trustees' compensation is a net periodic pension expense of $17,063 for the six months ended April 30, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust pays MFS an administrative fee at the following annual percentages of the trust's average daily net assets:

            First $2 billion                               0.0175%
            Next $2.5 billion                              0.0130%
            Next $2.5 billion                              0.0005%
            In excess of $7 billion                        0.0000%

Transfer Agent - MFSC acts as registrar and dividend disbursing agent for the Trust. The agreement provides that the Trust will pay MFSC an account maintenance fee of no more than $9.00 and a dividend services fee of $0.75 per reinvestment and will reimburse MFSC for reasonable out-of-pocket expenses.

(4) Portfolio Securities

Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES             SALES
-----------------------------------------------------------------------------
U.S. government securities                     $102,773,196      $112,393,652
                                               ------------      ------------
Investments (non-U.S. government securities)   $154,623,617      $115,284,316
                                               ------------      ------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $584,208,028
                                                                 ------------
Gross unrealized appreciation                                    $ 22,896,848
Gross unrealized depreciation                                     (49,422,721)
                                                                 ------------
    Net unrealized depreciation                                  $(26,525,873)
                                                                 ============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 124,846,052 full and fractional shares of beneficial interest. Transactions in Trust shares were as follows:

                                   SIX MONTHS ENDED APRIL 30, 2001         YEAR ENDED OCTOBER 31, 2000
                                 ---------------------------------   ---------------------------------
                                         SHARES             AMOUNT           SHARES             AMOUNT
------------------------------------------------------------------------------------------------------
Treasury shares reacquired              771,000         $4,785,255        6,390,000        $38,510,906
                                        -------         ----------        ---------        -----------

In accordance with the provisions of the trust's prospectus, 771,000 shares of beneficial interest were purchased by the trust during the six months ended April 30, 2001, at an average price per share of $6.0976 and a weighted average discount of 8.73% per share. The trust repurchased 6,390,600 shares of beneficial interest during the year ended October 31, 2000, at an average price per shares of $6.026 and a weighted average discount of 13.87% per share.

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended April 30, 2001, was $3,074. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, swap agreements, and futures contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Written Option Transactions

                                                    NUMBER OF       PREMIUMS
                                                    CONTRACTS       RECEIVED
------------------------------------------------------------------------------
Outstanding, beginning of period                            7     $1,163,526
Options written                                            19      6,195,110
Options terminated in closing transactions                (10)    (2,857,188)
Options exercised                                          (3)      (540,131)
Options expired                                            (5)    (1,152,832)
                                                          ---     ----------
Outstanding, end of period                                  8     $2,808,485
                                                          ===     ==========

At April 30, 2001, the trust had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts

                                                                                                         NET
                                                                                                  UNREALIZED
                                     CONTRACTS TO                              CONTRACTS        APPRECIATION
        SETTLEMENT DATE           DELIVER/RECEIVE      IN EXCHANGE FOR          AT VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
Sales            06/13/01  AUD         27,866,451          $13,990,573       $14,201,881          $(211,308)
      06/05/01 - 11/05/01  BRL         20,424,906           10,341,305         9,406,882            934,423
                 06/13/01  DKK            954,663              118,986           113,383              5,603
                 06/13/01  EUR          7,284,427            6,616,533         6,457,437            159,096
      08/17/01 - 09/07/01  JPY          4,667,250               45,856            38,297              7,559
      05/07/01 - 05/09/01  MXN          1,572,512              162,242           169,592             (7,350)
                 06/13/01  NZD         13,168,427            5,381,937         5,426,286            (44,349)
                                                           -----------       -----------          ---------
                                                           $36,657,432       $35,813,758          $ 843,674
                                                           ===========       ===========          =========

                                                                                                         NET
                                                                                                  UNREALIZED
                                     CONTRACTS TO                              CONTRACTS        APPRECIATION
        SETTLEMENT DATE           DELIVER/RECEIVE      IN EXCHANGE FOR          AT VALUE      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------
Purchases
      06/05/01 - 11/05/01  BRL         20,424,906          $10,172,656       $ 9,406,882        $  (765,774)
                 06/13/01  CHF            195,578              118,532           112,914             (5,618)
                 06/13/01  EUR         64,389,541           58,790,417        57,079,488         (1,710,929)
                 06/13/01  JPY      4,038,060,000           33,400,000        32,852,325           (547,675)
                 10/23/01  PHP         19,000,000              362,595           357,158             (5,437)
                 06/13/01  SEK            173,900               17,913            16,971               (942)
                 05/07/01  ZAR          3,158,095              390,853           393,218              2,365
                                                          ------------      ------------        -----------
                                                          $103,252,966      $100,218,956        $(3,034,010)
                                                          ============      ============        ===========

At April 30, 2001, forward foreign currency purchases and sales under master netting agreements excluded above amounted to a net payable of $1,060,799 with Deutsche Bank, $78,015 with CS First Boston Bank, $1,043,948 with Merrill Lynch, and $2,500,125 with UBS Warburg.

At April 30, 2001, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

Futures Contracts

                                                                                                       UNREALIZED
DESCRIPTION                                EXPIRATION           CONTRACTS            POSITION        APPRECIATION
-------------------------------------------------------------------------------------------------------------------
U.S. Treasury Notes                         June 2001             200,000               Short                $862
U.S. Treasury Notes                         June 2001             100,000               Short                 134
                                                                                                             ----
                                                                                                             $996
                                                                                                             ====

At April 30, 2001, the trust had sufficient cash and/or securities to cover any margin requirements under these contracts.

TBA Sale Commitments

DESCRIPTION      PRINCIPAL AMOUNT   SETTLEMENT DATE          COST        VALUE
--------------------------------------------------------------------------------
GNMA, 8s, 2099          5,601,766          05/21/01     5,798,704   $5,794,747
                                                                    ----------

At April 30, 2001, the trust had sufficient cash and/or securities to cover this commitment.

MFS(R) MULTIMARKET INCOME TRUST

TRUSTEES                                                 PORTFOLIO MANAGER
J. Atwood Ives+(2) - Chairman and Chief                  James T. Swanson*
Executive Officer, Eastern Enterprises
(diversified services company)                           TREASURER
                                                         James O. Yost*
Lawrence T. Perera+(1) - Partner, Hemenway &
Barnes (attorneys)                                       ASSISTANT TREASURERS
                                                         Mark E. Bradley*
William J. Poorvu+(1) - Adjunct Professor,               Robert R. Flaherty*
Harvard University Graduate School of Business           Laura F. Healy*
Administration                                           Ellen Moynihan*

Charles W. Schmidt+(2) - Private Investor                SECRETARY
                                                         Stephen E. Cavan*
Arnold D. Scott* - Senior Executive Vice
President, Director, and Secretary, MFS                  ASSISTANT SECRETARY
Investment Management                                    James R. Bordewick, Jr.*

Jeffrey L. Shames* - Chairman and Chief                  TRANSFER AGENT, REGISTRAR, AND
Executive Officer, MFS Investment Management             DIVIDEND DISBURSING AGENT
                                                         State Street Bank and Trust Company
Elaine R. Smith+(1) - Independent Consultant             c/o MFS Service Center, Inc.
                                                         P.O. Box 9024
David B. Stone+(1)(2) - Chairman, North                  Boston, MA 02205-9824
American Management Corp. (investment advisers)          1-800-637-2304

INVESTMENT ADVISER                                       CUSTODIAN
Massachusetts Financial Services Company                 State Street Bank and Trust Company
500 Boylston Street
Boston, MA 02116-3741

  + Independent Trustee.
  * MFS Investment Management.
(1) Member of Audit Committee
(2) Member of Portfolio Trading Committee

MFS(R) MULTIMARKET INCOME TRUST                                    ------------
                                                                     PRSRT STD
[logo] M F S(R)                                                    U.S. Postage
INVESTMENT MANAGEMENT                                                  Paid
                                                                        MFS
500 Boylston Street                                                ------------
Boston, MA 02116- 3741


(R)2001 MFS Investment Management(R).
500 Boylston Street, Boston, MA 02116.                     MMTCE-3 06/01 59.6M